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                                                              EXHIBIT 10.1(k)(i)

                                                                       EXHIBIT I



                                    GUARANTY


     THIS GUARANTY (this "Guaranty"), dated as of July 14, 1995, made by VARITY
                          --------
CORPORATION, a Delaware corporation (the "Guarantor"), in favor of each of the
                                          ---------
Lender Parties (as defined below);

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Dayton Walther Corporation, an Ohio corporation (the "Borrower"),
                                                                    --------
and The Bank of Nova Scotia, a Canadian chartered bank acting through its Atlanta Agency ("BNS"), and NBD Bank, a national banking association ("NBD")
                 ---                                                   ---
(BNS and NBD each individually a "Lender" and collectively the "Lenders"), and BNS, as agent (together with any successor thereto in such capacity, the "Agent") for the Lenders, have entered into that certain Loan Agreement, dated as of December 30, 1986 and amended as of December 31, 1986 and March 31, 1987 and amended and restated as of December 1, 1987 and amended and restated as of April 26, 1988 and April 29, 1988 and as further amended as of May 31, 1989, March 6, 1990, October 30, 1990, January 31, 1991, July 31, 1991 and January 31, 1992, and as amended and restated as of June 9, 1993 and June 8, 1994, and as further amended and restated as of July 14, 1995 (as so amended, the "Loan
                                                                      ----
Agreement");
---------

     WHEREAS, as a condition precedent to the occurrence of the Fifth Restatement Date under the Loan Agreement, the Guarantor is required to execute and deliver this Guaranty;

     WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

     WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrower by the Lenders pursuant to the Loan Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce
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the Lenders to make Loans to the Borrower pursuant to the Loan Agreement, the
Guarantor agrees, for the benefit of each Lender Party, as follows:

1.  Definitions.
    -----------

      1.1.  Certain Terms.  The following terms (whether or not underscored)
            -------------
when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Agent" is defined in the third recital.
      -----                    -------------

     "BNS" is defined in the first recital.
      ---                    -------------

     "Borrower" is defined in the first recital.
      --------                    -------------

     "Guarantor" is defined in the preamble.
      ---------                    --------

     "Guaranty" is defined in the preamble.
      --------                    --------

     "Lender" is defined in the third recital.
      ------                    -------------

     "Lender Party" means, as the context may require, any Lender or the Agent
      ------------
and each of its respective successors, transferees and assigns.

     "Lenders" is defined in the third recital.
      -------                    -------------

     "Loan Agreement" is defined in the third recital.
      --------------                    -------------

     "NBD" is defined in the second recital.
      ---                    --------------

      1.2.  Loan Agreement Definitions.  Unless otherwise defined herein or the
            --------------------------
context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Loan Agreement.

                                      I-2
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2.  Guaranty Provisions.
    -------------------

      2.1.  Guaranty.  The Guarantor hereby absolutely, unconditionally and
            --------
irrevocably

            (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Liabilities of the Borrower now or hereafter existing under the Loan Agreement, the Notes and each other Loan Document to which the Borrower is or may become a party, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. (S)362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. (S)502(b) and (S)506(b)), and

            (b) indemnifies and holds harmless each Lender Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

provided, however, that the Guarantor shall be liable under this Guaranty for
--------  -------
the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

      2.2.  Acceleration of Guaranty.  The Guarantor agrees that, in the event
            ------------------------
of the dissolution or insolvency of the Borrower or the Guarantor, or the inability or failure of the Borrower or the Guarantor to pay debts as they become due, or an assignment by the Borrower or the Guarantor for the benefit of creditors, or

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the commencement of any case or proceeding in respect of the Borrower or the
Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Liabilities of the Borrower may not then be due and payable, the Guarantor will pay to the Lenders forthwith the full amount which would be payable hereunder by the Guarantor if all such Liabilities were then due and payable.

      2.3.  Guaranty Absolute, etc.  This Guaranty shall in all respects be a
            ----------------------
continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Liabilities of the Borrower have been paid in full, all obligations of the Guarantor hereunder shall have been paid in full and all Credit Commitments shall have terminated. The Guarantor guarantees that the Liabilities of the Borrower will be paid strictly in accordance with the terms of the Loan Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party or any holder of any Note with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

            (a) any lack of validity, legality or enforceability of the Loan Agreement, any Note or any other Loan Document;

            (b) the failure of any Lender Party or any holder of any Note

                (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person (including any other guarantor) under the provisions of the Loan Agreement, any Note, any other Loan Document or otherwise, o r

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Liabilities of the Borrower;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Liabilities

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of the Borrower, or any other extension, compromise or renewal of any Liability of the Borrower;

            (d) any reduction, limitation, impairment or termination of any Liabilities of the Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Liabilities of the Borrower or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Loan Agreement, any Note or any other Loan Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party or any holder of any Note securing any of the Liabilities of the Borrower; or

            (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any surety or any guarantor.

      2.4.  Reinstatement, etc.  The Guarantor agrees that this Guaranty shall
            ------------------
continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Liabilities is rescinded or must otherwise be restored by any Lender Party or any holder of any Note, upon the insol vency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

      2.5.  Waiver, etc.  The Guarantor hereby waives promptness, diligence,
            -----------
notice of acceptance and any other notice with respect to any of the Liabilities of the Borrower and this Guaranty and any requirement that the Agent, any other Lender Party or any holder of any Note protect, secure, perfect or insure any

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security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower or any other Person (including any other guarantor) or entity or any collateral securing the Liabilities of the Borrower.

      2.6.  Waiver of Subrogation.  The Guarantor hereby irrevocably waives any
            ---------------------
claim or other rights which it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Lender Parties against the Borrower or any collateral which the Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Liabilities shall not have been paid in cash in full and the Credit Commitments have not been terminated, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender Parties and each holder of a Note, and shall immediately be paid to the Lender Parties to be credited and applied against the Liabilities, whether matured or unmatured in accordance with the terms of the Loan Agreement. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Agreement and that the waiver set forth in this Section 2.6 is knowingly made in contemplation of such
                         -----------
benefits.

      2.7.  Successors, Transferees and Assigns; Transfers of Notes, etc.  This
            ------------------------------------------------------------
Guaranty shall:

            (a) be binding upon the Guarantor, and its successors, transferees and assigns; and

            (b) inure to the benefit of and be enforceable by the Agent and each other Lender Party.

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Without limiting the generality of the foregoing clause (b), any Lender may
                                                 ----------
assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article XI of the Loan Agreement.

  3.  Representations and Warranties.  The Guarantor hereby represents and
      ------------------------------
warrants unto each Lender Party as set forth in this Section 3:
                                                     ---------

     3.1.  Organization, etc.  The Guarantor is a corporation validly organized
           -----------------
and existing and in good standing under the laws of the state of its incorporation, is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such quali fication necessary and where the failure to so qualify would have a Materially Adverse Effect and has full power and authority to own and hold under lease its property and conduct its business substantially as presently conducted by it. The Guarantor has full power and authority to enter into and to perform its obligations under this Guaranty and each Loan Document.

     3.2.  Due Authorization.  The execution and delivery by the Guarantor of
           -----------------
this Guaranty and each Loan Document executed by it and the performance by the Guarantor of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action, do not require any Approval, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Organic Document or Contractual Obligation of the Guarantor known to it (or any other material Contractual Obligation) or any present law or govern mental regulation or court decree or order applicable to it and will not result in or require the creation or imposition of any Lien in any of its properties pursuant to the provisions of any Contractual Obligation.

     3.3.  Validity, etc.  This Agreement is, and each Loan Document executed by
           -------------
the Guarantor will on the due execution and

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delivery thereof be, the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganiza tion, moratorium or similar laws at the time in effect affecting the enforceability of the rights of creditors generally, and except as to general equitable remedies.

  4.  Covenants.   The Guarantor covenants and agrees that, so long as any
      ---------
portion of the Liabilities shall remain unpaid or any Lender shall have any outstanding Credit Commitment, the Guarantor will, unless the Required Banks shall otherwise consent in writing, perform the obligations set forth in this
Section 4.
---------

     4.1.  Maintenance of Corporate Existences, etc.  The Guarantor will cause
           ----------------------------------------
to be done at all times all things necessary to maintain and preserve its corporate existence and to comply in all material respects with all applicable laws, rules, regula tions and orders where the failure to so comply would have a Materially Adverse Effect.

     4.2.  Foreign Qualification.  The Guarantor will cause to be done at all
           ---------------------
times all things necessary to be duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to so qualify would have a Materially Adverse Effect, and to comply in all material respects with all applicable laws, rules, regulations and orders where the failure to so comply would have a Materially Adverse Effect.

5.  Miscellaneous Provisions.
    ------------------------

      5.1.  Loan Document.  This Guaranty is a Loan Document executed pursuant
            -------------
to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      5.2.  Binding on Successors, Transferees and Assigns; Assignment.  In
            ----------------------------------------------------------
addition to, and not in limitation of, Section 2.7, this Guaranty shall be
                                       -----------
binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Lender Party and each

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holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that the
                                     -----------   --------  -------
Guarantor may not assign any of its obligations hereunder without the prior written consent of all Lenders.

      5.3.  Amendments, etc.  No amendment to or waiver of any provision of this
            ---------------
Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      5.4.  Addresses for Notices to the Guarantor.  All notices and other
            --------------------------------------
communications hereunder to the Guarantor shall be in writing (including telegraphic communication) and mailed or telegraphed or delivered to it, addressed to it at the address set forth below its signature hereto or at such other address as shall be designated by the Guarantor in a written notice to the Agent at the address specified in the Loan Agreement complying as to delivery with the terms of this Section 5.4. All such notices and other communications
                       -----------
shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

      5.5.  No Waiver; Remedies.  In addition to, and not in limitation of,
            -------------------
Sections 2.3 and 2.5, no failure on the part of any Lender Party or any holder
------------     ---
of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      5.6.  Section Captions.  Section captions used in this Guaranty are for
            ----------------
convenience of reference only, and shall not affect the construction of this Guaranty.

      5.7.  Setoff.  In addition to, and not in limitation of, any rights of any
            ------
Lender Party or any holder of a Note under applicable law, each Lender Party and each such holder shall,

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upon the occurrence of any Default described in Section 9.1.4 of the Loan
Agreement or any Event of Default, have the right to appropriate and apply to the payment of the obligations of the Guarantor owing to it hereunder, whether or not then due, and the Guarantor hereby grants to each Lender Party and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with such Lender Party or such holder and any and all property of every kind or description of or in the name of the Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, such Lender Party, such holder or any agent or bailee for such Lender Party or such holder; provided, however, that any such appropriation and application shall be
        --------  -------
subject to the provisions of Section 3.8 of the Loan Agreement.

      5.8.  Severability.  Wherever possible each provision of this Guaranty
            ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      5.9.  Governing Law, Entire Agreement, etc.  THIS GUARANTY SHALL BE
            ------------------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      5.10.  Forum Selection and Consent to Jurisdiction.  FOR PURPOSES OF ANY
             -------------------------------------------
ACTION OR PROCEEDING INVOLVING THIS GUARANTY, THE GUARANTOR HEREBY EXPRESSLY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW YORK AND CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY REGISTERED MAIL OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK, PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED.

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      5.11.  Waiver of Jury Trial.  THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY
             --------------------
AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THE LOAN AGREEMENT.

                                      I-11
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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              VARITY CORPORATION


                              By:/s/F.J. Chapman
                                 Name:  F.J. Chapman
                                 Title: Vice President & Treasurer

                              By:/s/H.T. Pollock
                                 Name:  H.T. Pollock
                                 Title: Assistant Treasurer

                              Address:    World Headquarters
                                          672 Delaware Avenue
                                          Buffalo, New York 14209

                              Attention:  H. T. Pollock
                              Facsimile:  (716) 888-8010

                                      I-12